EXHIBIT 32.1

PEREGRINE INDUSTRIES, INC.

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO SECTION 906 OF

THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Peregrine Industries, Inc. (the Registrant) on Form 10-K for the year ended June 30, 2019 as filed with the Securities and Exchange Commission on the date hereof (the Report), I, Miaohong Hanson, Principal  Executive  Officer of the Company, certify,  pursuant to 18 U.S.C.  ss.1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)  The Report fully complies with the  requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)  The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

A signed original of this written statement required by Section 906 has been provided to Miaohong Hanson and will be retained by  Peregrine Industries and furnished to the Securities and Exchange Commission or its staff upon request.

Dated: September 30, 2019

By: /s/ Miaohong Hanson

Miaohong Hanson

Chief Executive Officer

(Principal Executive Officer)

1